UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2023
_________________________
Amprius Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)
_________________________

Delaware	001-41314	98-1591811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Page Ave Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 425-8803
N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 9, 2023, Amprius Technologies, Inc. (“Amprius”) entered into a merger agreement with Amprius’ 77% stockholder, Amprius, Inc. (“Holdco”). Holdco is a holding company owned by legacy Amprius stockholders, many of whom serve as Amprius employees and members of management. The proposed merger transaction, if approved, will eliminate Holdco as the majority stockholder of Amprius and result in these legacy stockholders holding Amprius shares directly. It is expected that, immediately following the merger transaction, Amprius will no longer have a single, majority stockholder and no stockholder of Amprius will own more than 15% of Amprius capital stock. Currently, the shares of Amprius’ common stock held by Holdco are subject to lock-up restrictions expiring no later than September 14, 2023 (subject to certain exceptions as set forth in Amprius’ amended and restated bylaws). The shares of Amprius’ common stock and the shares of Amprius’ non-voting common stock to be issued to the stockholders of Holdco in the merger transaction will be subject to the same lock-up restrictions.
As described in further detail in this Current Report on Form 8-K, the proposed merger was approved by Amprius’ board of directors based on the recommendation of a special, independent committee of Amprius’ board of directors. Under the merger agreement, the stockholders of Holdco will receive shares of Amprius’ common stock or shares of Amprius’ non-voting common stock based on a discounted exchange ratio relative to what Holdco owns today. Amprius will also assume all options and warrants outstanding at Holdco. The consummation of the merger transaction is conditioned on, among other items, the approval of a majority of shares held by stockholders of Amprius that are not affiliated with either Holdco or held by any of Amprius’ directors or officers. Amprius expects that the special meeting of Amprius’ stockholders to approve, among other things, the merger agreement, Amprius’ amended and restated certificate of incorporation and the transactions contemplated by the merger agreement will occur in the third quarter of this year.

Item 1.01    Entry into a Material Definitive Agreement.
Merger Agreement
On May 9, 2023, Amprius Technologies, Inc., a Delaware corporation (“Amprius”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Amprius, Inc., a Delaware corporation (“Holdco”), Combine Merger Sub, Inc., a Delaware corporation (“Merger Sub I”), and Combine Merger Sub, LLC, a Delaware limited liability company (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”). Upon the terms and subject to the satisfaction or waiver of the conditions described in the Merger Agreement and in accordance with the Delaware General Corporation Law (“DGCL”) and the Delaware Limited Liability Company Act (the “DLLCA”), as applicable, Merger Sub I will merge with and into Holdco (the “First Merger”), with Holdco surviving the First Merger as a wholly owned subsidiary of Amprius, and promptly following the First Merger, and as part of the same overall transaction, Holdco (the surviving entity of the First Merger) will merge with and into Merger Sub II (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly owned subsidiary of Amprius. The Mergers are intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. Unless otherwise noted, capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Merger Agreement.
Holdco, currently the majority stockholder of Amprius, is a holding company owned by legacy Amprius stockholders, many of whom serve as Amprius employees and members of management. If consummated, the Mergers will eliminate Holdco as the majority stockholder of Amprius and result in these legacy stockholders holding Amprius shares directly.
A special committee of the Amprius board of directors (the “Committee”), comprising Justin Mirro, who is disinterested and independent of Holdco, determined that the Merger Agreement and the transactions contemplated thereby are advisable, fair to, and in the best interests of Amprius and the Unaffiliated Stockholders, and recommended that the Amprius board of directors approve and adopt the Merger Agreement and the transactions contemplated thereby and recommend that Amprius stockholders approve and adopt the same. The Amprius board of directors adopted resolutions approving and adopting the Merger Agreement and the transactions contemplated thereby and recommending that Amprius stockholders approve and adopt the same. Holdco previously agreed that any transaction involving the distribution of Amprius shares to Holdco stockholders (such transaction or any alternative thereto and any related transaction, a “Potential Transaction”) would be conditioned upon approval by a fully empowered special committee of the Amprius board of directors consisting of independent, non-management directors and upon the approval of the holders of a majority of Amprius shares owned by disinterested stockholders in accordance with the framework established under Kahn v. M & F Worldwide Corporation and its progeny, and that such conditions could not be waived. In forming the Committee, the Amprius board of directors resolved that Amprius would not consummate a Potential Transaction unless it was approved or recommended by the Committee and approved by the holders of a majority of Amprius shares owned by disinterested stockholders, and that such conditions could not be waived.
Prior to the First Effective Time, (i) each share of Holdco’s voting preferred stock (meaning Holdco’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series E-2 Preferred Stock) will be converted into one fully-

paid, non-assessable share of Holdco’s Class A Common Stock, and (ii) each share of Holdco’s non-voting preferred stock (meaning Holdco’s Series B-NV Preferred Stock, Series C-NV Preferred Stock, Series D-1 Preferred Stock, Series E Preferred Stock and Series E-1 Preferred Stock) will be converted into one fully-paid, non-assessable share of Holdco’s Class B Common Stock.
Subject to the terms and conditions of the Merger Agreement, at the First Effective Time, each share of Holdco capital stock outstanding immediately prior to the First Effective Time (excluding shares of Holdco’s capital stock held as treasury stock) will be automatically converted into the right to receive the applicable portion of the Stock Merger Consideration (as defined below), calculated in accordance with and as set forth in the Merger Agreement.
At the First Effective Time, (i) each share of Holdco Class A Common Stock issued and outstanding immediately prior to the First Effective Time, other than treasury shares, will be converted into the right to receive a number of shares of Amprius’ common stock, par value $0.0001 per share (“Amprius Shares”), based on the Discounted Exchange Ratio (as defined below) (the “Holdco Class A Common Stock Consideration”), and (ii) each share of Holdco Class B Common Stock issued and outstanding immediately prior to the First Effective Time, other than treasury shares, will be converted into the right to receive a number of shares of the Amprius’ non-voting common stock, par value $0.0001 per share (“Amprius Non-Voting Shares”), based on the Discounted Exchange Ratio (the “Holdco Class B Common Stock Consideration” and, together with the Holdco Class A Common Stock Consideration, the “Stock Merger Consideration”). The “Discounted Exchange Ratio” means the product obtained by multiplying 0.98 by the Exchange Ratio. All shares of Holdco Class A Common Stock and Holdco Class B Common Stock held in the treasury of Holdco will be canceled without any conversion thereof and no payment or distribution will be made with respect thereto.
It is expected that, based on an assumed Discounted Exchange Ratio of 0.7056 and 84,971,565 Amprius Shares outstanding as of May 9, 2023 and assuming no exercise of any options or warrants to purchase Amprius Shares, immediately after the Mergers, (i) Holdco’s stockholders as of immediately prior to First Effective Time will own approximately 74.9% of the outstanding capital stock of Amprius and 60.1% of the voting power of Amprius and (ii) the current directors and officers of Amprius, who will continue to be the directors and officers of the combined organization following the Closing, will collectively own 5.2% of the outstanding capital stock of Amprius and 8.2% of the voting power of Amprius.
At the First Effective Time, options, whether vested or unvested, to purchase Holdco stock will be converted into options to purchase Amprius Shares as further set forth in the Merger Agreement.
At the First Effective Time, the warrants to purchase Holdco stock will automatically be replaced with warrants solely in book-entry form, representing the right to receive on a net exercise basis a number of Amprius Shares as further set forth in the Merger Agreement.
The Merger Agreement contains customary representations, warranties and covenants made by Amprius and Holdco, including covenants relating to obtaining the requisite approvals of the stockholders of Amprius and Holdco, indemnification of directors and officers, and Holdco’s conduct of business between the date of signing of the Merger Agreement and the Closing.
Holdco currently owns 77.1% of the outstanding Amprius Shares, which represent a majority of the voting power. As a result, Amprius is a “controlled company” within the meaning of the listing rules of the New York Stock Exchange. Amprius will cease to be a “controlled company” following the Closing.
In connection with the Mergers, Amprius expects to prepare and file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “S-4 Registration Statement”), which will contain a prospectus and a proxy statement (the “Proxy Statement”) seeking the approval of Amprius’ stockholders with respect to certain items, including the issuance of Amprius Shares and Amprius Non-Voting Shares pursuant to the Merger Agreement and the Pubco Effective Time Certificate.
In connection with the Mergers, Holdco expects to seek the approval of certain Holdco stockholders for the Mergers, the Merger Agreement, the conversion of Holdco preferred stock into Holdco common stock prior the First Effective Time, and the Conversion of Securities at the First Effective Time.
The obligations of Amprius and Holdco to consummate the Mergers are subject to satisfaction or waiver of certain conditions including, among other things, (i) the effectiveness of the registration statement, (ii) no law or order preventing the transactions, (iii) approval of Amprius stockholders (including the Pubco Unaffiliated Stockholder Approval), (iv) the approval for listing on the New York Stock Exchange of the Amprius Shares to be issued as part of the Mergers, (v) antitrust approval of the Mergers, (vi) delivery of tax opinions by Amprius’ and Holdco’s respective legal counsels, and (vii) the accuracy of representations and warranties and compliance with covenants of the respective parties under the Merger Agreement.
The obligation of Amprius to consummate the Mergers is subject to satisfaction or waiver of certain additional conditions including, among other things, (i) no material adverse effect on the business, assets, or liabilities of Holdco, (ii) the conversion of Holdco’s preferred stock into Holdco’s common stock, (iii) approval of the transactions from Holdco stockholders (including the Holdco Requisite Stockholder Approval), and (iv) no Holdco stockholders having sought or continuing to have a right to seek appraisal, dissenters’, or similar rights.
The Merger Agreement includes certain termination rights for both Amprius and Holdco, including, among others, if the First Effective Time shall not have occurred prior to the six-month anniversary of the date of the Merger Agreement (the “Outside Date”), provided, however, that if, as of the time the Outside Date would have otherwise occurred, all conditions to the Closing except for those relating to antitrust approvals and waiting periods, consents, approvals or authorizations by Governmental Authorities, the New York Stock Exchange listing of the Amprius Shares, or effectiveness of the Registration Statement are satisfied (and other than those conditions which, by their terms, are incapable of being satisfied before the Closing), then the Outside Date will be extended without any further action by any party until the nine-month anniversary of the Merger Agreement (the “Extended Outside Date”); provided, however, that the Merger Agreement may not be terminated by any party (i) that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Merger Agreement and such breach or violation is the principal cause of the failure of a condition to the Merger on or prior to the Outside Date or the Extended Outside Date, as the case may be, or (ii) against which any legal proceeding is brought by a party to the Merger Agreement for specific performance or injunctive or other forms of equitable relief in connection with the Merger Agreement (which prohibition on such party’s right to terminate the Merger Agreement continues throughout the pendency of such legal proceeding).
Holdco may terminate the Merger Agreement in connection with an adverse change in the recommendation of the Amprius board of directors to Amprius’ stockholders.
Support Agreements
In connection with the execution of the Merger Agreement, certain stockholders of Holdco entered into a support agreement with Amprius and Holdco covering 76.0% of the outstanding capital stock and 67.1% of the voting power of Holdco as of date of the Merger Agreement, such agreement to be referred to as the “Stockholder Support Agreement.” The Stockholder Support Agreement provides, among other things, that the Holdco stockholders party thereto will execute and deliver a written consent with respect to all of the shares of Holdco’s capital stock held by them (i) agreeing (a) to vote in favor of the approval and adoption of the Merger Agreement, the Mergers and the other Transactions contemplated by the Merger Agreement, including the Pre-Closing Conversion, and (b) to vote against, and withhold consent with respect to, approval of any proposal, transaction, agreement or action, without regard to the terms of such proposal, transaction, agreement or action, made in opposition to, in competition with or inconsistent with, the Merger Agreement, the Mergers or the other Transactions, (ii) acknowledging that each such stockholder’s approval is irrevocable and each such stockholder is aware of its rights to demand appraisal for its shares pursuant to Section 262 of the DGCL and that each such stockholder has received and read a copy of Section 262 of the DGCL, and (iii) waiving any rights to receive payment of the fair value of its Holdco capital stock under the DGCL.
The Stockholder Support Agreement further prohibits transfers of Holdco capital stock, except for certain permitted transfers including (i) pursuant to the Merger Agreement, (ii) to another stockholder of Holdco that is or becomes a party to the Stockholder Support Agreement and is bound by the terms and obligations thereof and (iii) certain instances where the transferee agrees to become a party to the Stockholder Support Agreement.
In connection with the execution of the Merger Agreement, Holdco, as a stockholder of Amprius, has entered into a support agreement with Amprius covering 77.1% of the outstanding capital stock and the voting power of Amprius as of date of the Merger Agreement, such agreement to be referred to as the “Amprius Support Agreement.” The Amprius Support Agreement provides, among other things, that Holdco will vote in favor of the approval and adoption of the Merger Agreement, the Pubco Effective Time Certificate, the Mergers and the other Transactions at the time specified therein.
The Amprius Support Agreement prohibits transfers of Amprius capital stock, except for certain permitted transfers including (i) pursuant to the Merger Agreement, (ii) to another stockholder of Amprius that is or becomes a party to the Amprius Support Agreement and is bound by the terms and obligations thereof and (iii) certain instances where the transferee agrees to become a party to the Amprius Support Agreement.
Lock-up Arrangement
Under the Merger Agreement, all Amprius Shares and Amprius Non-Voting Shares issued in connection with the Mergers, as well as any shares issued in respect of options or warrants received under the Merger Agreement, will be subject to the lock-up terms substantially consistent with those in the existing lock-up arrangements applicable to the Holdco Owned Shares, as set forth in the Pubco Bylaws to be adopted in connection with the Mergers, which expire upon the earlier of (i) September 14, 2023 and (ii) the date on which the closing price per Amprius Share for any 20 trading days within any 30 consecutive trading day period is at least $12.50.

Amended and Restated Certificate of Incorporation
As a condition to Closing, Amprius shall have approved and filed the Pubco Effective Time Certificate to be adopted in connection with the Mergers. Pursuant to the Pubco Effective Time Certificate, the authorized capital stock of Amprius will be divided into three classes, of which 900,000,000 are designated as Amprius Shares, 50,000,000 are designated as Amprius Non-Voting Shares and 50,000,000 are designated as preferred stock. Each Amprius Non-Voting Share will convert automatically into one Amprius Share upon (i) any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such shares or any legal or beneficial interest in such shares (including, without limitation, the transfer of, or entering into a binding agreement with respect to, (1) control over the disposition of such share and (2) the economic consequences of ownership of such share, a “Transfer”) that is either effected in an open market transaction or approved in advance by the Amprius board of directors or a committee thereof to a person other than a foreign person (such transfer, a “Converting Transfer”), except, in each case, transfers to affiliates, other holders of Amprius Non-Voting Shares or affiliates of such holders of Amprius Non-Voting Shares (such transfers, a “Non-Converting Transfer”) or (ii) approval in advance by the Amprius board of directors as an exempt conversion. In the event of a conversion of an Amprius Non-Voting Share into an Amprius Share, such conversion will be deemed to have been made (1) with respect to an exempt conversion, as established in the applicable approval by the Amprius board of directors or a committee thereof or (2) with respect to a Converting Transfer, at the time that the Converting Transfer of such share occurred; provided that such stockholder provides to Amprius prior to such Converting Transfer any documentation reasonably requested by Amprius to validate that such Transfer qualifies as a Converting Transfer. The Pubco Effective Time Certificate provides that the following will not be considered a Transfer: (a) the granting by a holder of Amprius Non-Voting Shares of a proxy to officers or directors of Amprius at the request of the Amprius board of directors or a committee thereof, or a representative of such stockholder, in connection with actions to be taken at an annual or special meeting of stockholders or in connection with any action by written consent of the stockholders; (b) the pledge of Amprius Non-Voting Shares by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise control over such pledged shares (except that a foreclosure on such shares or other similar action by the pledgee will constitute a “Transfer” unless such foreclosure or similar action qualifies as a Non-Converting Transfer at such time); or (c) any change in the trustees or the person(s) acting as a fiduciary with respect to an affiliate having or exercising control over Amprius Non-Voting Shares if following such change such affiliate continues to be an affiliate.
The foregoing descriptions of the Merger Agreement (including the forms of the Pubco Effective Time Certificate and the Pubco Bylaws, which are attached as exhibits to the Merger Agreement) and the support agreements are not complete and are qualified in their entirety by reference to those agreements or the forms thereof, as applicable, which are attached hereto as Exhibit 2.1, 2.2 and 2.3, respectively, to this report and incorporated herein by reference.
The Merger Agreement (and the foregoing description of the Merger Agreement and the transactions contemplated thereby) has been included to provide investors and stockholders with information regarding the terms of the Merger Agreement and the transactions contemplated thereby. It is not intended to provide any other factual information about Amprius or Holdco. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC. Investors and stockholders are not third-party beneficiaries under the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.
Amendment to Registration Rights Agreement
In connection with the execution of the Merger Agreement, as an inducement to certain Holdco stockholders’ willingness to enter into the Stockholder Support Agreement, on May 9, 2023, Amprius, Holdco and Kensington Capital Sponsor IV LLC, which is controlled by Justin Mirro who serves on the Amprius Board of Directors (the “Original Holder”), entered into Amendment No. 1 (the “RRA Amendment”) to that certain Registration Rights Agreement, dated September 14, 2022, by and among Amprius, Holdco and the Original Holder (the “RRA”), which will expand the definition of Registrable Securities under the RRA to include the Amprius Shares issuable under the Merger Agreement and will modify certain provisions related to the piggyback registration rights provided in the RRA, each of which will be effective upon the Closing.
The foregoing description of the RRA Amendment is not complete and is qualified in its entirety by reference to the full text of such agreement, which is attached hereto as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
FORWARD-LOOKING STATEMENTS
This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the consummation of the Mergers and the expected impacts from the Mergers. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Amprius’ and Holdco’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Amprius and Holdco. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Mergers, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Mergers or that the approval of the equity holders of Amprius or Holdco is not obtained; failure to realize the anticipated benefits of the Mergers; delays or failure in rezoning the land for its manufacturing facility; delays in construction and operation of production facilities; risks related to the rollout of Amprius’ business and the timing of expected business milestones; the effects of competition on Amprius’ business; supply shortages in the materials necessary for the production of Amprius’ products; the termination of government clean energy and electric vehicle incentives or the reduction in government spending on vehicles powered by battery technology; Amprius’ liquidity position; and changes in domestic and foreign business, market, financial, political and legal conditions and those factors discussed under the heading “Risk Factors” in Amprius’ Annual Report on Form 10-K, which was filed with SEC on March 30, 2023, and other documents of Amprius filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Amprius or Holdco presently know or that Amprius and Holdco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Amprius’ and Holdco’s expectations, plans or forecasts of future events and views as of the date of this communication. Amprius and Holdco anticipate that subsequent events and developments will cause Amprius’ and Holdco’s assessments to change. However, while Amprius and Holdco may elect to update these forward-looking statements at some point in the future, Amprius and Holdco specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Amprius’ or Holdco’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Amprius, Holdco, nor any of their respective affiliates have any obligation to update this communication other than as required by law.
IMPORTANT INFORMATION AND WHERE TO FIND IT
In connection with the Mergers, Amprius plans to file the S-4 Registration Statement with the SEC, which will include the Proxy Statement. Amprius may also file other documents and relevant materials with the SEC regarding the Mergers. After the S-4 Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of Amprius. SECURITY HOLDERS OF AMPRIUS AND HOLDCO ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENDS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THER ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Stockholders will be able to obtain free copies of the Proxy Statement and other documents containing important information about Amprius and Holdco once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov.
PARTICIPANTS IN THE SOLICITATION
Amprius and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Amprius in connection with the Mergers. Holdco and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Amprius’ executive officers and directors in the solicitation by reading Amprius’ definitive proxy statement for its 2023 annual meeting of stockholders filed with the SEC on April 27, 2023 and the Proxy Statement and other relevant materials filed with the SEC in connection with the Mergers when they become available. Information concerning the interests of Amprius’ participants in the solicitation, which may, in some cases, be different from those of

Amprius’ stockholders generally, will be set forth in the Proxy Statement relating to the Mergers when it becomes available.
NO OFFER OR SOLICITATION
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated May 9, 2023, by and among Amprius, Holdco, Merger Sub I and Merger Sub II
2.2	Pubco Support Agreement, dated May 9, 2023, by and among Amprius and each of the parties named therein
2.3*	Form of Holdco Support Agreement, dated May 9, 2023
10.1	Amendment No. 1 to Registration Rights Agreement, dated May 9, 2023, by and among Amprius, Holdco and the Original Holder
104	Cover Page Interactive Data File (formatted as Inline XBRL)
*Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be finished to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPRIUS TECHNOLOGIES, INC.

Date: May 10, 2023	By:	/s/ Sandra Wallach
Name: Sandra Wallach
Title: Chief Financial Officer